Exhibit 99, Table of Transactions, Form 4 Filing, January 29, 2007, Michael Touff, Page 1 of 2 Pages

100 shares at $57.66

200 shares at $57.65

100 shares at $57.64

600 shares at $57.61

300 shares at $57.60

100 shares at $57.60

200 shares at $57.60

100 shares at $57.59

200 shares at $57.58

100 shares at $57.58

100 shares at $57.57

500 shares at $57.57

300 shares at $57.56

300 shares at $57.55

300 shares at $57.55

500 shares at $57.54

200 shares at $57.54

600 shares at $57.53

100 shares at $57.53

300 shares at $57.52

300 shares at $57.52

900 shares at $57.52

100 shares at $57.51

500 shares at $57.51

1500 shares at $57.51

400 shares at $57.50

400 shares at $57.50

100 shares at $57.42

100 shares at $57.40

200 shares at $57.37

100 shares at $57.36

100 shares at $57.36

100 shares at $57.35

600 shares at $57.33

100 shares at $57.32

100 shares at $57.32

600 shares at $57.31

100 shares at $57.30

500 shares at $57.29

200 shares at $57.29

199 shares at $57.28

400 shares at $57.28

  1 share at $57.27

200 shares at $57.26

400 shares at $57.26

300 shares at $57.25

300 shares at $57.25

100 shares at $57.23

200 shares at $57.21

300 shares at $57.21

100 shares at $57.20

500 shares at $57.20

100 shares at $57.19

Exhibit 99, Table of Transactions, Form 4 Filing, January 29, 2007, Michael Touff, Page 2 of 2 Pages

222 shares at $57.18

400 shares at $57.18

200 shares at $57.17

400 shares at $57.17

200 shares at $57.16

200 shares at $57.16

251 shares at $57.15

100 shares at $57.15

149 shares at $57.14

200 shares at $57.13

100 shares at $57.13

300 shares at $57.13

300 shares at $57.12

200 shares at $57.12

300 shares at $57.11

400 shares at $57.11

300 shares at $57.10

600 shares at $57.10

273 shares at $57.09

100 shares at $57.09

500 shares at $57.08

400 shares at $57.07

300 shares at $57.07

100 shares at $57.06

400 shares at $57.06

100 shares at $57.04

400 shares at $57.04

100 shares at $57.03

100 shares at $57.03

100 shares at $57.03

100 shares at $57.02

100 shares at $57.01

300 shares at $57.00

100 shares at $57.00

23,595 Total Shares at $57.3218 (average sale price)